EX-35.2
(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


Wells Fargo Asset Securities Corporation
7485 New Horizon Way
Frederick, MD 21703


RE: Annual Statement as to Compliance

The undersigned, a duly authorized officer of Wells Fargo Bank, National Association ("Wells Fargo"), hereby certifies as follows for the calendar year 2007 or applicable portion thereof (the "Reporting Period"):

(a) a review of Wells Fargo's activities as Master Servicer and/or Securities Administrator under the servicing agreement(s) listed on Schedule A hereto (the "Servicing Agreement(s)") has been made under my supervision; and

(b) to the best of my knowledge, based on such review Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout the Reporting Period


March 1, 2008
/s/ Joshua Kelly
JOSHUA KELLY
Vice President


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.

Schedule A

List of Servicing Agreement(s) and Series

 1 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-AR16, Wells Fargo Bank, N.A. as Master Servicer

 2 Pooling and Servicing Agreement for Wells Fargo Home Equity Loan Trust
   2006-3, Wells Fargo Bank, N.A. as Securities Administrator

 3 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-2, Wells Fargo Bank, N.A. as Master Servicer

 4 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series2006-AR6, Wells Fargo Bank, N.A. as Master Servicer

 5 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-AR8, Wells Fargo Bank, N.A. as Master Servicer

 6 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-AR4, Wells Fargo Bank, N.A. as Master Servicer

 7 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-AR14, Wells Fargo Bank, N.A. as Master Servicer

 8 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-17, Wells Fargo Bank, N.A. as Master Servicer

 9 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series2006-AR1, Wells Fargo Bank, N.A. as Master Servicer

10 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-AR7, Wells Fargo Bank, N.A. as Master Servicer

11 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-07, Wells Fargo Bank, N.A. as Master Servicer

12 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-13, Wells Fargo Bank, N.A. as Master Servicer

13 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-AR5, Wells Fargo Bank, N.A. as Master Servicer


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


14 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-12, Wells Fargo Bank, N.A. as Master Servicer

15 Pooling and Servicing Agreement for Wells Fargo Home Equity Loan Trust
   2006-2, Wells Fargo Bank, N.A. as Securities Administrator

16 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-8, Wells Fargo Bank, N.A. as Master Servicer

17 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-AR5, Wells Fargo Bank, N.A. as Master Servicer

18 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-AR13, Wells Fargo Bank, N.A. as Master Servicer

19 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-AR3, Wells Fargo Bank, N.A. as Master Servicer

20 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-18, Wells Fargo Bank, N.A. as Master Servicer

21 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-16, Wells Fargo Bank, N.A. as Master Servicer

22 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-15, Wells Fargo Bank, N.A. as Master Servicer

23 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-05, Wells Fargo Bank, N.A. as Master Servicer

24 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corp
   Asset-Backed Pass-Through Certificates Series 2007-PA2, Wells Fargo Bank, N.A. as Master Servicer

25 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-09, Wells Fargo Bank, N.A. as Master Servicer

26 Pooling and Servicing Agreement for Wells Fargo Home Equity Loan Trust
   2006-1, Wells Fargo Bank, N.A. as Securities Administrator

27 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corp
   Asset-Backed Pass-Through Certificates Series 2007-PA1 Trust, Wells Fargo Bank, N.A. as Master Servicer


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


28 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-AR6, Wells Fargo Bank, N.A. as Master Servicer

29 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-17, Wells Fargo Bank, N.A. as Master Servicer

30 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-AR9, Wells Fargo Bank, N.A. as Master Servicer

31 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-AR15, Wells Fargo Bank, N.A. as Master Servicer

32 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-14, Wells Fargo Bank, N.A. as Master Servicer

33 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-7, Wells Fargo Bank, N.A. as Master Servicer

34 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series2007-1, Wells Fargo Bank, N.A. as Master Servicer

35 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-6, Wells Fargo Bank, N.A. as Master Servicer

36 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-AR3, Wells Fargo Bank, N.A. as Master Servicer

37 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-13, Wells Fargo Bank, N.A. as Master Servicer

38 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-11, Wells Fargo Bank, N.A. as Master Servicer

39 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-4, Wells Fargo Bank, N.A. as Master Servicer

40 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corp
   Asset-Backed Pass-Through Certificates Series 2007-PA6, Wells Fargo Bank, N.A. as Master Servicer

41 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-3, Wells Fargo Bank, N.A. as Master Servicer


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


42 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-12, Wells Fargo Bank, N.A. as Master Servicer

43 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-9, Wells Fargo Bank, N.A. as Master Servicer

44 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-AR8, Wells Fargo Bank, N.A. as Master Servicer

45 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corp
   Asset-Backed Pass-Through Certificates Series 2007-PA4, Wells Fargo Bank, N.A. as Master Servicer

46 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-AR4, Wells Fargo Bank, N.A. as Master Servicer

47 Pooling and Servicing Agreement for Wells Fargo Home Equity Asset-Backed
   Securities 2007-1 Trust, Wells Fargo Bank, N.A. as Securities Administrator

48 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corp
   Asset-Backed Pass-Through Certificates Series 2007-PA3, Wells Fargo Bank, N.A. as Master Servicer

49 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-19, Wells Fargo Bank, N.A.
   as Master Servicer

50 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation
   Home Equity Asset-Backed Certificates, Series 2007-2, Wells Fargo Bank, N.A. as Securities Administrator

51 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-AR12, Wells Fargo Bank, N.A. as Master Servicer

52 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-AR17, Wells Fargo Bank, N.A. as Master Servicer

53 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-14, Wells Fargo Bank, N.A. as Master Servicer

54 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-16, Wells Fargo Bank, N.A. as Master Servicer

55 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-AR18, Wells Fargo Bank, N.A. as Master Servicer


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


56 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-5, Wells Fargo Bank, N.A. as Master Servicer

57 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-AR19, Wells Fargo Bank, N.A. as Master Servicer

58 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-4, Wells Fargo Bank, N.A. as Master Servicer

59 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-20, Wells Fargo Bank, N.A. as Master Servicer

60 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-AR7, Wells Fargo Bank, N.A. as Master Servicer

61 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corp
   Asset-Backed Pass-Through Certificates Series 2007-PA5, Wells Fargo Bank, N.A. as Master Servicer

62 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-8, Wells Fargo Bank, N.A. as Master Servicer

63 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2007-2, Wells Fargo Bank, N.A. as Master Servicer

64 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-AR11, Wells Fargo Bank, N.A. as Master Servicer

65 Pooling and Servicing Agreement for Wells Fargo Asset Securities Corporation,
   Mortgage Pass-Through Certificates, Series 2006-15, Wells Fargo Bank, N.A. as Master Servicer